Exhibit 10.5(a)

June 1, 2013

Drury Capital Inc.

c/o Drury Capital Services

47 Hulfish Street - Suite 340

Princeton, NJ 08542

Attention: Mr. Bernard Drury

Re:	Management Agreement Renewals

Dear Mr. Drury:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the “Management Agreements”). We are extending the term of the Management Agreements through June 30, 2014 and all other provisions of the Management Agreements will remain unchanged.

•	Tactical Diversified Futures Fund L.P.

•	CMF Drury Capital Master Fund L.P.

•	Institutional Futures Portfolio L.P.

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Damian George at the address above or fax to 212-296-6868. If you have any questions I can be reached at 212-296-1292.

Very truly yours,

CERES MANAGED FUTURES LLC

By:	/s/ Damian George

Damian George
Chief Financial Officer & Director

DRURY CAPITAL INC.

By:	/s/ Bernard Drury

Print Name:	BERNARD DRURY

DG/sr